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                                                                    EXHIBIT 23.1


                          CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Altris Software, Inc. of our report dated February 25, 1997 appearing on page 22 of the Company's Annual Report on Form 10-K for the year ended December 31, 1996.



/s/ PRICE WATERHOUSE LLP

San Diego, California
March 28, 1997



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